                                                                   EXHIBIT 10.10

               SUPPLEMENT TO THE INTERNATIONAL LEASING CONTRACT
                         MADE AS OF AUGUST 1/ST/, 1996

                                BY AND BETWEEN

                 GLOBAL TELECOMMUNICATIONS OPERATIONS INC. AND

                UNITEL S.A. E.S.P. FORMER TELEYUMBO S.A. E.S.P.



DATE: Yumbo, April 19/th/, 1998
LEASOR: Felipe Garcia Echeverry. Attorney-in-fact of GLOBAL TELECOMMUNICATIONS OPERATIONS INC.

LEASEE:   Jorge Enrique Martinez Ocampo. Legal Representative (Substitute) for
Sociedad UNITEL S.A. E.S.P., formerly referred to as EMPRESA DE TELEFONOS DE YUMBO S.A. EMPRESA DE SERVICIOS PUBLICOS - TELEYUMBO S.A. E.S.P.

SUBJECT: Modify clause no. TWELVE - LEASE- and clause no. THREE - ARREARS, of the International Leasing Contract entered into the parties hereto as of August 1/st/, 1996.

SUBSTITUTE CLAUSES. Clause TWELVE - LEASE- "LEASEE agrees to pay to LEASOR, in an unconditional way and without any requirements for LEASOR during the term of this Contract, a specific lease in the following manner: a) FOUR HUNDRED EIGHTY-SIX THOUSAND NINE HUNDRED FORTY-THREE UNITED STATES AMERICAN DOLLARS AND EIGHTY-ONE CENTS (US$486,943.81) on April 20/th/, 1998; b) 20 installments in the amount expressed in the following table for 10 years:

INSTALLMENT                     DATE                                    TOTAL US$
------------------------------------------------------------------------------------------
     1                          May 28/th/, 1998                        332,429.89
     2                          July 28/th/, 1998                       229,409.67
     3                          January 28/th/, 1999                    224,327.92
     4                          July 28/th/, 1999                       219,246.16
     5                          January 28/th/, 2000                    214,164.41
     6                          July 28/th/, 2000                       209,082.65
     7                          January 28/th/, 2001                    204,000.90
     8                          July 28/th/, 2001                       198,919.14
     9                          January 28/th/, 2002                    193,837.39
     10                         July 28/th/, 2002                       188,755.63
     11                         January 28/th/, 2003                    183,673.88
     12                         July 28/th/, 2003                       178,592.12
     13                         January 28/th/, 2004                    173,510.37
     14                         July 28/th/, 2004                       168,428.62
     15                         January 28/th/, 2005                    163,346.86
     16                         July 28/th/, 2005                       158,265.11
     17                         January 28/th/, 2006                    153,183.35
     18                         July 28/th/, 2006                       148,101.60
     19                         January 28/th/, 2007                    143,019.84
     20                         July 28/th/, 2007                       137,938.17

and c) Four installments every six months on the following amounts:

INSTALLMENT                     DATE                                    TOTAL US$
------------------------------------------------------------------------------------------
     21                         January 28/th/, 2008                    24,321.96
     22                         July 28/th/, 2008                       24,321.96
     23                         January 28/th/, 2009                    24,321.96
     24                         July 28/th/, 2009                       24,321.96

for two years following expiration of the 20 installments above mentioned. These amounts shall be enforceable within a period of five (5) working days following expiration of each installment.

PARAGRAPH TWO. Invalid.

PARAGRAPH THREE. This Contract shall not require installment payments for its duration on the fiscal year 1997.

CLAUSE THIRTEEN. ARREARS. In case of arrears by LEASEE in paying the amounts owed by virtue of this Contract, LEASEE shall pay to LEASOR, without any requirement whatsoever, and as a delay interest, an interest rate equal to Libor plus (3%) yearly, calculated from the expiration date of the amount in arrears to the date in which LEASEE has credited such payment into LEASOR'S banking account.

This clarifying document is an integral part of the International Leasing Contract subscribed as of August 1/st/, 1996.

All other clauses of that Contract shall remain as they are.

This supplement shall be filed before the exchange authorities by LEASEE.

                                   BY LEASOR

                   ________________________________________
                   GLOBAL TELECOMMUNICATIONS OPERATIONS INC.
                            FELIPE GARCIA ECHEVERRI
                    I.D. No. 80.409.281, issued in Usaquen
                               Attorney-in-fact
                                  (signature)


                                   BY LEASEE

                   ________________________________________
                         JORGE ENRIQUE MARTINEZ OCAMPO
                     I.D. No. 7.506.436, issued in Armenia
                       Legal Representative (Substitute)
                              UNITEL S.A. E.S.P.